AMENDMENT TO MAIN STREET PRIORITY LOAN FACILITY TERM LOAN AGREEMENT
This AMENDMENT TO MAIN STREET PRIORITY LOAN FACILITY TERM LOAN AGREEMENT dated as of May 26, 2023 (this “Amendment”), by and between AIRCO 1, LLC, a Delaware limited liability company (“Borrower”) and PARK STATE BANK, a Minnesota state chartered bank (the “Lender”).
RECITALS:
WHEREAS, reference is made to the Main Street Priority Loan Facility Term Loan Agreement, dated as of December 11, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, prior to the date hereof, the “Existing Loan Agreement” and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Loan Agreement”), among Borrower and the Lender (capitalized terms used but not defined herein having the meaning provided in the Existing Loan Agreement);
WHEREAS, Borrower and Lender desire to amend the Existing Loan Agreement to replace the Benchmark of Three-Month LIBOR with Three-Month Term SOFR.
NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Amendments. As of the Amendment Effective Date (as defined below):
(a)The following defined terms appearing in Section 1(a) of the Existing Loan Agreement are hereby amended and restated in their entirety to read as follows:
(i)“Benchmark” means, initially, Three-Month Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.
(ii)“Benchmark Replacement” means, initially, the Interpolated Benchmark with respect to the then-current Benchmark, plus the Benchmark Replacement Adjustment for such Benchmark; provided that if (a) the Lender cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date or (b) the then-current Benchmark is Three-Month Term SOFR and a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Three-Month Term SOFR (in which event no Interpolated Benchmark with respect to Three-Month Term SOFR shall be determined), then “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Lender, as of the Benchmark Replacement Date:
(i)Compounded SOFR;
(ii)the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;
(iii)the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment;
(iv)the sum of: (a) the alternate rate of interest that has been selected by the Lender as the replacement for the then-

current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated term notes at such time and (b) the Benchmark Replacement Adjustment.
(iii)“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(i)a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;
(ii)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or
(iii)a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.
(iv)Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator).
(v) "Three-Month Term SOFR” means the greater of (i) the rate for Term SOFR for a tenor of three months that is published by the Term SOFR Administrator as determined by Lender in its reasonable discretion for or as of the borrowing, maintenance or conversion date requested by Borrower plus 326.161 basis points and (ii) zero percent (0.00%). The determination of “Three-Month Term SOFR” for purposes of determining the Interest Rate hereunder shall be made on the eleventh (11th) day of each month after the Loan is funded and during which amounts remain outstanding hereunder, beginning on June 11th, 2023.

(b)Section 3(a) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
(i)(a) Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding hereunder at the rate per year equal to the Benchmark, which, for the avoidance of doubt, shall initially be Three-Month Term SOFR (the “Interest

Rate”). Notwithstanding the foregoing or any other provision hereof or of any Related Document, in no event shall the Interest Rate hereunder exceed the maximum interest rate allowed under applicable law.
(c)Section 4(a) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
(i)(a) “[Reserved]”
(d)Section 4(b) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
(i)(b) “[Reserved]”
(e)Section 4(c) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:
(i)(c) “[Reserved]”
(f)The following defined terms are deleted from the Existing Loan Agreement and the other Related Documents in each instance where they appear:
(i)“Three-Month LIBOR”; and
(ii)“Three-Month Term SOFR Conventions”
2.Conditions to Effectiveness. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each of the conditions set forth below have been satisfied (or waived) in accordance with the terms hereof:
(a)    this Amendment shall have been executed and delivered by Borrower and Lender;
(b)    the representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
(c)    no Unmatured Event of Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date before or after giving effect to the effectiveness of this Amendment; and
(d)     all accrued interest shall have been paid on June 9th, 2023.
3.Representations and Warranties. On the Amendment Effective Date, Borrower hereby represents and warrants that:

(a)Borrower has all requisite power and authority to enter into this Amendment and to perform its obligations hereunder;
(b)the execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary action on the part of Borrower;

(c)the execution, delivery, and performance by Borrower of this Amendment does not and will not (i) violate (x) any provision of federal, state, or local law or regulation applicable to Borrower, (y) the Constituent Documents of Borrower, or (z) any order, judgment, or decree of any court or other governmental authority binding on Borrower or its Subsidiaries (as the case may be), (ii) conflict with, result in a breach of, or constitute (with or without due notice or lapse of time or both) a default under any material agreement of Borrower or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of Borrower, other than the Lender’s Liens, or (iv) require any approval of any holder of stock of Borrower or its Subsidiaries or any approval or consent of any Person under any material agreement of Borrower or its Subsidiaries, other than consents or approvals that have been obtained and that remain in full force and effect;
(d)The execution, delivery, and performance by Borrower of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any governmental authority, other than (i) registrations, consents, approvals, notices, or other actions that have been obtained and that remain in full force and effect and (ii) filings and recordings with respect to the collateral to be made, or otherwise delivered to the Lender for filing or recordation, as of the date hereof;
(e)this Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally; and
(f)both immediately before and after the Amendment Effective Date, the representations and warranties of the Parties contained in the Existing Loan Agreement or in the other Related Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
4.Reaffirmation of Pledgor and each Related Party; Reference to and Effect on the Loan Agreement and the other Related Documents.
(a)Borrower on behalf of itself and each other Related Party (each, a “Reaffirming Party”), hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Related Document to which any Reaffirming Party is a party is, and all the obligations of such Reaffirming Party contained in, and all security interests and liens granted by such Reaffirming Party pursuant to, the Loan Agreement, this Amendment or in any other each Related Document to which such Reaffirming Party it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as expressly amended by this Amendment. For greater certainty and without limiting the foregoing, (a) each Reaffirming Party that is a Credit Support Party hereby confirms and agrees that the guarantees provided by such Reaffirming Party in the Related Documents remain shall effective and shall constitute an unconditional and irrevocable guarantee of all obligations of the Related Parties under the Loan Agreement, as expressly amended by this Amendment, and the other Related Documents, in each case on the terms and conditions set forth in the Related Documents and (b) each Reaffirming Party hereby confirms and agrees that the Related Documents continue to grant (and each Reaffirming Party hereby grants) in favor of the Lender a continuing security interest in the collateral described in the Related Documents on the terms and subject to the conditions set forth in the Related Documents, and the existing security interests and liens and/or guarantees granted by such Reaffirming Party in favor of the Lender pursuant to the Related Documents in the collateral described therein shall continue to secure the obligations of the Related Parties under the Loan Agreement, as expressly amended by this Amendment, and the other Related Documents as and to the extent provided in the Related Documents. Except as specifically amended by this Amendment, the Loan Agreement and the other Related Documents shall remain in full force.
(b)Except to the extent expressly set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Loan Agreement or any of the other Related Documents.
(c)On and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement, and each reference in the other Related Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment.
5.Waiver, Etc. Except as expressly set forth herein, this Amendment shall not constitute a modification or, or waiver or consent to departure from, the terms and conditions of the Loan Agreement and the other Related Documents.
6.APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA.
7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be equally as effective as delivery of an original executed counterpart of this Amendment.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
AIRCO 1, LLC,
as Borrower

By: /s/ Mark Harris
Name: Mark Harris
Title: Chief Executive Officer

PARK STATE BANK
as the Lender

By: /s/ David Saber
Name: David Saber
Title: CEO/President
[Signature Page to Amendment to Loan Agreement]